CHANGE OF CONTROL SEVERANCE
                             COMPENSATION AGREEMENT

         This Change of Control Severance Compensation Agreement (the "Agreement") by and between J. Baker, Inc., a Massachusetts corporation together with its subsidiaries and divisions (the "Company") with its principal place of business at 555 Turnpike Street, Canton, Massachusetts and Elizabeth C. White of 11 Wycliffe Road, E. Walpole, MA 02032 (the "Executive") shall be effective as of the 28th day of December, 1999 (the "Agreement").

         In consideration of the agreements contained herein including the undertakings of the parties hereto, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, it is covenanted and agreed as follows:

1.       Severance Compensation upon Termination of Employment.
         ------------------------------------------------------

(a)      In the event the Executive's employment with the Company is terminated:

(i)               within  three  (3)  years  after a Change  in  Control  of the
                  Company occurring during the Term hereof (regardless of whether such Executive's termination occurs after the expiration of the Term) either (A) by the Company or (B) by the Executive for "good reason", or

(ii)              within  three  (3)  years  after  the  employment  of  Alan I.
                  Weinstein with the Company has terminated during the Term hereof (regardless of whether the Executive's termination occurs after the expiration of the Term) for any reason including, without limitation, dismissal, resignation, retirement, death or termination for any other reason either
                  (A) by the Company (except if the termination of Executive is for "cause") or (B) by the Executive for good reason,

then, in such event, the Company shall pay to the Executive an amount, in cash, (the "Severance Payment") equal to the amount set forth below corresponding to Executive's number of years of credited employment service:


        Number of Years of Credited Service           Severance Payment

        ---------------------------------------- -------------------------------
        ---------------------------------------- -------------------------------
        0 to 9                                   1 year at Annual Base Salary
        ---------------------------------------- -------------------------------
        ---------------------------------------- -------------------------------
        10 to 19                                 1.5 years at Annual Base Salary
        ---------------------------------------- -------------------------------
        ---------------------------------------- -------------------------------
        20 and greater                           2.0 years at Annual Base Salary
        ---------------------------------------- -------------------------------

         For purposes of this Agreement "Annual Base Salary" shall mean the Executive's base salary in effect on the date of this Agreement, as such base salary may be increased from time to time. As of the date of this Agreement, Executive had 16 years of credited employment service.

         (b) In the event the Executive's employment is terminated as described in Section 1(a)(i) above, the Severance Payment shall be made to the Executive in a single lump sum cash payment. In the event the Executive's employment is terminated as described in Section 1(a)(ii) above, the Severance Payment shall be made to the Executive in accordance with the Company's regular pay intervals for its senior executives beginning immediately following the Executive's termination of employment with the Company.

         (c) Notwithstanding the Executive's rights to receive the payments and benefits pursuant to this agreement, the Executive shall not be deemed to have waived any rights the Executive may have at law or equity with respect to the termination of his employment.

         (d) A termination for "good reason" shall be deemed to have occurred, and the Executive shall be entitled to the benefits set forth in this Section 1, if the Executive voluntarily terminates his employment after the occurrence of any of the following events, if either the circumstances set forth in paragraphs
(a)(i) or (a)(ii) has occurred: (i) the assignment to the Executive of any duties inconsistent with the highest position (including status, offices, titles and reporting requirements), authority, duties or responsibilities attained by the Executive during the period of his employment by the Company; (ii) a relocation of the Executive outside the metropolitan Boston area; or (iii) a decrease in the Executive's compensation (including base salary, bonus or fringe benefits). For purposes hereof, "Cause" shall mean (i) failure by the Employee to cure a material breach of this Agreement within 15 days after written notice thereof by the Company, (ii) the continuation after notice by the Company of willful misconduct by the Employee in the performance of the Employee's duties hereunder or (iii) the commission by the Employee of an act constituting a felony; and "Change of Control of the Company" shall have the meaning set forth in the Company's 1994 Equity Incentive Plan, as approved by the Stockholders of the Company on June 7, 1994 (and without regard to any subsequent amendments thereto).

2.       Term.
         -----

         This  Agreement  shall become  effective  as of the date hereof,  shall continue for a period of three (3) years thereafter and shall renew automatically for a period of one year on the anniversary of the effective date unless either party gives notice to the other party in accordance with Section 6 hereof of its desire to terminate the agreement no less than 30 days prior to the date the Agreement is due to expire (the initial three year term and any extension thereof are herein referred to as the "Term").


3.       Nonguarantee of Employment.

         Nothing contained in this Agreement shall be construed as a contract of employment between the Company and the Executive, or as a right of the Executive to continue in the employ of the Company, or as a limitation of the right of the Company to discharge the Executive with or without cause.

4.       Successors.
         -----------

         (a) This Agreement shall be binding upon the Company, its successors and assigns, and in the event of a Change of Control of the Company or in the event the Company shall be merged or consolidated or otherwise combined into one or more other corporations or other entities, or substantially all of its assets are sold or otherwise transferred to one or more other corporations or entities, this Agreement shall be binding upon the corporation or entity resulting from such merger or consolidation or to which such assets shall be sold or transferred and shall be assignable by it by way of transfer of assets, merger, consolidation or combination to the same extent as if it were the Company. Except as provided above in this Section 4(a), this Agreement shall not be assignable by the Company or its successors and assigns. The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place.

         (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

5.       Assignment.
         -----------

         This Agreement shall not be assignable by the Executive and shall not be subject to attachment, execution, pledge or hypothecation.

6.       Notice.
         -------

         For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and either delivered in hand, by nationally recognized overnight courier service or by mail by United States registered or certified mail, return receipt requested, postage prepaid, and shall be deemed to have been duly given the sooner of when actually received, on the next business day following deposit with a nationally recognized overnight courier service or three (3) days following deposit in the mail by United States registered or certified mail, return receipt requested, postage prepaid, as follows:

         If to the Company:

                  J. Baker, Inc.
                  555 Turnpike Street
                  Canton, MA  02021
                  Attn:       Chief Executive Officer

         If to the Executive:

                  Elizabeth C. White
                  11 Wycliffe Road
                  E. Walpole, MA  02032

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

7.       Modification.
         -------------

         No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such party shall be deemed a waiver of any other provisions hereof or of any similar or dissimilar provisions or conditions at the same or any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

8.       Validity.
         ---------

         The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

9.       Governing Law.
         --------------

         This Agreement shall be governed by the laws of the Commonwealth of Massachusetts without giving effect to the conflicts of law principles thereof.

10.      Entire Agreement

         This Agreement constitutes the entire understanding of the parties, and revokes and supersedes all prior agreements between the parties and is intended as a final expression of their Agreement. It shall not be modified or amended except in writing signed by the parties hereto and specifically referring to this Agreement. This Agreement shall take precedence over any other documents that may be in conflict therewith.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              J. BAKER, INC.


                              By:  /s/ Alan I. Weinstein
                                 -----------------------
                                       Alan I. Weinstein
                                       President and
                                       Chief Executive Officer



                              EXECUTIVE:


                                     /s/ Elizabeth C. White
                              -----------------------------
                                       Elizabeth C. White